UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 24, 2023

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K (the “Original Form 8-K”) filed by Catalyst Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on January 30, 2023, on January 24, 2023 the Company acquired the U.S. rights to FYCOMPA® pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) between the Company and Eisai Co. Ltd. (“Eisai”).

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Original Form 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item in the Original Form 8-K, and all other information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited abbreviated financial statements of FYCOMPA® as of March 31, 2022 and December 31, 2022 and for the year ended March 31, 2022 and the nine months ended December 31, 2022, and the related notes and related independent auditor’s report thereon, are filed herewith as Exhibit 99.1 and 23.1, respectively, and are incorporated herein by reference. Pursuant to Rule 3-06 of Regulation S-X, the Company used an audited period between nine to twelve months (i.e., the period from January 1, 2022 through September 30, 2022) to satisfy the requirements for one of the two audited annual periods required by Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information

Certain unaudited condensed combined pro forma financial information as of September 30, 2022, and for the year ended December 31, 2021 and the nine months ended September 30, 2022, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Audited abbreviated financial statements of FYCOMPA® as of March 31, 2022 and December 31, 2022 and for the year ended March 31, 2022 and the nine months ended December 31, 2022, and the related notes and the related independent auditor’s report thereon.

99.2	Unaudited pro forma condensed combined financial information at September 30, 2022 and for the year ended December 31, 2021 and the nine months ended September 30, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: April 10, 2023

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